[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

PROSPECTUS


COMMON CLASS

August 22, 2003


- CREDIT SUISSE
  HIGH INCOME FUND

The Fund's Common Class is closed to new investments except for the reinvestment of dividends and distributions.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THIS FUND, NOR HAS IT PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

                                    CONTENTS

KEY POINTS                                                                    4
    Goal and Principal Strategies                                             4
    A Word About Risk                                                         4
    Investor Profile                                                          5

PERFORMANCE SUMMARY                                                           6
    Year-by-Year Total Returns                                                6
    Average Annual Total Returns                                              7

INVESTOR EXPENSES                                                             9

THE FUND IN DETAIL                                                           11
    The Management Firm                                                      11
    Fund Information Key                                                     11
    Goal and Strategies                                                      12
    Portfolio Investments                                                    13
    Risk Factors                                                             13
    Portfolio Management                                                     14
    Financial Highlights                                                     15

MORE ABOUT RISK                                                              16
    Introduction                                                             16
    Types of Investment Risk                                                 16
    Certain Investment Practices                                             18

MEET THE MANAGERS                                                            20

MORE ABOUT YOUR FUND                                                         22
    Share Valuation                                                          22
    Account Statements                                                       22
    Distributions                                                            22
    Taxes                                                                    23

BUYING SHARES                                                                25

SELLING SHARES                                                               28

SHAREHOLDER SERVICES                                                         30

OTHER POLICIES                                                               31

OTHER INFORMATION                                                            32
    About the Distributor                                                    32

FOR MORE INFORMATION                                                 back cover

THE FUND IS A SERIES OF THE CREDIT SUISSE OPPORTUNITY FUNDS.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

GOAL                         PRINCIPAL STRATEGIES                    PRINCIPAL RISK FACTORS
High current income and,     - Invests at least 80% of its net       - Credit risk
secondarily, capital           assets, plus any borrowings           - Foreign securities
appreciation                   for investment purposes, in           - Interest-rate risk
                               high yield, fixed income securities   - Market risk
                             - Invests primarily in a diversified    - Non-diversified status
                               portfolio of high risk fixed income
                               securities (junk bonds) including:
                               - convertible and non-convertible
                                 debt securities
                               - preferred stock
                             - May invest up to 30% of its assets
                               in securities of non-U.S. issuers
                             - Seeks to moderate risk by
                               investing among a variety of
                               industry sectors
                             - Portfolio selection based on
                               analysis of individual issuers and
                               the general business conditions
                               affecting them

-     A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. In particular, investments in below investment grade fixed income securities involve substantial credit risk.

FOREIGN SECURITIES

    A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

    Changes in interest rates may cause a decline in market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

    The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

-     INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -  are seeking investment income

 -  are willing to accept risk and volatility

 -  want to diversify their portfolios with fixed income funds

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for maximum return over a long time horizon

 -  require stability of principal

    You should base your investment decision on your own goals, risk preferences and time horizon.

    BECAUSE THE FUND INVOLVES A HIGHER LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS


  YEAR ENDED 12/31:                                         2001        2002
  Best quarter:  7.34% (Q4 01)                              6.23%       1.78%
  Worst quarter: -5.56% (Q3 01)
  Inception date : 8/1/00
  Total return for the period
  1/1/03 - 6/30/03: 13.39% (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS

                                            ONE YEAR    THREE YEARS   LIFE OF    INCEPTION
      PERIOD ENDED 12/31/02                   2002       2000-2002     CLASS        DATE
  RETURN BEFORE TAXES                         1.78%         N/A        1.30%       8/1/00

  RETURN AFTER TAXES ON
     DISTRIBUTIONS                           -1.86%         N/A       -2.47%

  RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES                           1.05%         N/A       -0.80%

  CITIGROUP HIGH-YIELD MARKET
     INDEX(1)                                -1.53%         N/A       -0.72%

  CSFB HIGH YIELD INDEX, DEVELOPED
     COUNTRIES ONLY(2)                        3.03%         N/A        1.36%

  LIPPER HIGH YIELD
     BOND FUND INDEX(3)                      -2.41%         N/A        3.56%


(1) Effective December 12, 2002, the fund changed its performance benchmark from the CSFB High Yield Index, Developed Countries Only to the Citigroup High-Yield Market Index because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio. The Citigroup High-Yield Market Index is a broad-based unmanaged index of high yield securities that is compiled by Citigroup Global
    Markets Inc. Its name was changed from the Salomon Smith Barney High-Yield Market Index effective April 7, 2003.

(2) The CSFB High Yield Index, Developed Countries Only is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser.

(3) The Lipper High Yield Bond Fund Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds classified by Lipper Inc. as investing primarily in high yield debt securities. It is compiled by Lipper Inc.

                            UNDERSTANDING PERFORMANCE
 - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL rate of return.
 - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.
 - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.
 - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.
 - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES
This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2002.

  SHAREHOLDER FEES
    (paid directly from your investment)

  Sales charge (load) on purchases                                             NONE

  Deferred sales charge (load)                                                 NONE

  Sales charge (load) on reinvested distributions                              NONE

  Redemption fees                                                              NONE

  Exchange fees                                                                NONE

  ANNUAL FUND OPERATING EXPENSES
    (deducted from fund assets)

  Management fee                                                               0.70%

  Distribution and service (12b-1) fee                                         0.25%

  Other expenses                                                               2.12%

  TOTAL ANNUAL FUND OPERATING EXPENSES*                                        3.07%


* Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS


  Management fee                                             0.00%

  Distribution and service (12b-1) fee                       0.25%

  Other expenses                                             0.85%
                                                             -----

  NET ANNUAL FUND OPERATING EXPENSES                         1.10%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                                  ONE YEAR      THREE YEARS     FIVE YEARS      TEN YEARS
  COMMON CLASS                                    $310          $948            $1,611          $3,383

                               THE FUND IN DETAIL

-     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategy

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

 - Credit Suisse Asset Management companies manage approximately $51 billion in the U.S. and $312 billion globally

 - Credit Suisse Asset Management has offices in 14 Countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For the 2002 fiscal year, CSAM waived all of its investment advisory fee from the fund.

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

-     FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

-     GOAL AND STRATEGIES

    The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by CSAM to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junkbonds." The fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

    In choosing securities, the portfolio managers:

 - continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

 -  analyze business conditions affecting investments, including

    -  changes in economic activity and interest rates

    -  availability of new investment opportunities

    -  economic outlook for specific industries

 - seek to moderate risk by investing among a variety of industry sectors and issuers

    The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

-     PORTFOLIO INVESTMENTS

    The securities in which the fund invests are:

 -  corporate bonds and notes

 -  convertible bonds and preferred stocks

 - equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

 -  without limit in junk bonds, including their unrated equivalents

 -  up to 30% of assets in securities of non-U.S. issuers

    To a limited extent the fund may also engage in other investment practices.

-     RISK FACTORS

    The fund's principal risk factors are:

 -  credit risk

 -  foreign securities

 -  interest-rate risk

 -  market risk

 -  non-diversified status risk

    The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower-rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

    Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."

    Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio manager's analysis than would be the case if the fund were investing in higher-quality bonds.

    Although the portfolio manager will typically seek to diversify the fund's investments, the fund's non-diversified status allows it to invest a greater share of its assets in the securities of fewer companies. Non-diversification might cause the fund to be more volatile than a diversified fund.

    To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

-     PORTFOLIO MANAGEMENT

    Richard J. Lindquist, Philip L. Schantz, Misia K. Dudley, John M. Tobin, Mary Ann Thomas, John F. Dessauer and Michael J. Dugan manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's previous accountants for the fiscal periods August 1, 2000 through October 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period November 1, 2000 through October 31, 2001 and the fiscal year ended October 31, 2002. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

                                                              FOR THE SIX MONTHS        FOR THE YEAR ENDED OCTOBER 31,
                                                             ENDED APRIL 30, 2003      2002          2001        2000(1)
                                                                 (UNAUDITED)
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                           $  7.19            $   7.96      $   8.73     $   9.21
===========================================================================================================================
  INVESTMENT OPERATIONS:
  Net investment income                                             0.35(2)             0.72(2)       0.80         0.21
  Net gain (loss) on investments (both realized and
    unrealized)                                                     0.81               (0.74)        (0.71)       (0.48)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                1.16               (0.02)         0.09        (0.27)
---------------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS:
  Dividends from net investment income                             (0.35)              (0.75)        (0.86)       (0.21)
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $  8.00            $   7.19      $   7.96     $   8.73
===========================================================================================================================
    Total return(3)                                                16.47%              (0.60)%        0.88%       (2.98)%
---------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                       $ 1,537            $  1,324      $    599      $   141
  Ratio of expenses to average net assets                           1.10%(4)            1.10%         1.10%        1.10%(4)
  Ratio of net investment income to average net assets              9.33%(4)            9.16%         9.98%        9.14%(4)
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                                   0.37%(4)            2.04%         1.41%        1.58%(4)
  Portfolio turnover rate                                             15%                 86%           41%          44%

(1) For the period August 1, 2000 (inception date) through October 31, 2000.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Annualized.

                                 MORE ABOUT RISK

-     INTRODUCTION

    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this Prospectus.

    ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

 - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

 - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

(20%) ITALIC TYPE (E.G., (20%)) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

  INVESTMENT PRACTICE                                                                           LIMIT
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                    33 1/3%

DISTRESSED SECURITIES A security of a company undergoing or expected to undergo                    20%
bankruptcy or restructuring in an effort to avoid insolvency. CREDIT, INFORMATION,
INTEREST RATE, LIQUIDITY, MARKET, VALUATION, SPECULATIVE EXPOSURE RISKS.

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                       / /

FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                    30%

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody's, and unrated securities of
comparable quality. CREDIT, INTEREST-RATE, MARKET RISKS.                                          / /

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                            / /

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by S&P or Moody's, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                                   /X/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                               (15%)

  INVESTMENT PRACTICE                                                                           LIMIT
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                                   33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                    / /

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                               / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                                 / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                          / /

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.

PHILIP L. SCHANTZ, Director, has been a member of the high yield management team since 2000. He joined CSAM in 2000 from Prudential Securities, where he had been a senior vice president and high-yield bond analyst since 1995. Previously, he had been a vice president and high-yield analyst at Lazard Freres since 1994 and a fund vice president and co-head of the high yield securities group at E.F. Hutton since 1984. Mr. Schantz holds a B.A. in Government from Lehigh University.

MISIA K. DUDLEY, Director, has been a member of the high yield management team since 1989. She came to CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management. Previously, she analyzed recapitalized companies at Stockbridge Partners: covered the casino, communications and entertainment sectors at E.F. Hutton; and was a generalist analyst for the Value Line Investment Survey. Ms. Dudley holds a B.A. in History from Yale University.

JOHN M. TOBIN, CFA, Director, has been a member of the high yield management team since 1990. Mr. Tobin came to CSAM in 1995 with the acquisition of CS First Boston Investment Management. Previously, he managed portfolios of bank participations and private placements for the two life insurance subsidiaries of Integrated Resources and as an analyst at Bankers Trust. Mr. Tobin has been a bond analyst with CS First Boston since 1990. Mr. Tobin holds B.A., M.A. and Ph.D. degrees in Economics, all from Fordham University.

MARY ANN THOMAS, CFA, Director, has been a member of the high yield management team since 1997. Before joining CSAM in 1997, she was a vice president and high-yield bond analyst with the Capital Management Group at the Prudential Insurance Company of America. Ms. Thomas holds a B.A. in Economics and Political Science from Yale University and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

            Job titles indicate position with the investment adviser.

JOHN F. DESSAUER, CFA, Vice President, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in Economics from Boston College.

MICHAEL J. DUGAN, Assistant Vice President, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in Political Science from the University of Rhode Island.

                              MORE ABOUT YOUR FUND

-     SHARE VALUATION

    The price of your shares is also referred to as their net asset value
(NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

-     ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 -  after any changes of name or address of the registered owner(s)

 -  otherwise, every calendar quarter

    You will receive annual and semiannual financial reports.

-     DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

    Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam-americas.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

-     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions you receive from the fund that are attributable to "qualifying dividends"-i.e., dividends from U.S. corporations or certain qualifying foreign corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts or other regulated investment companies)-are generally subject to tax at graduated rates that are equal to the rates applicable to long-term capital gains, which are lower than ordinary income tax rates. The maximum rate applicable to such dividends is 15%.

    Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions to you of long-term capital gains recognized by the fund on or after May 6, 2003 will be taxed at maximum rate of 15%, while those recognized by the fund before that date will be taxed at a maximum rate of 20%.

    The reduced tax rates on qualifying dividends and long-term capital gains are in effect through 2008.

     To the extent distributions from the fund are attributable to sources other than qualifying dividends or long-term capital gains, such as taxable interest and short term capital gains, such distributions will be taxable at ordinary income tax rates. If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    We will mail to you a Form 1099-DIV every January detailing your distribution for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portions eligible for reduced tax rates.


TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. Such gain or loss will be long-term if you held the shares for more than one year. Long-term capital gains recognized on the sale or exchange of fund shares on or after May 6, 2003 will be subject to a maximum tax rate of 15%. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

-     OPENING AN ACCOUNT

    THE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTMENTS EXCEPT FOR THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.csam-americas.com.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

-    BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

    You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

    Some of the firms through which the fund is available include:

 -  Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 -  Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 -  TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

    Regular account:             $ 2,500
    IRAs:                        $   500
    Transfers/Gifts to Minors:   $   500

    There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

-     ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

-     INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

                                  BUYING SHARES

OPENING AN ACCOUNT                                                    ADDING TO AN ACCOUNT
BY CHECK
                                                                      - Make your check payable to Credit Suisse Funds.
- Complete the NEW ACCOUNT APPLICATION.
                                                                      - Write the account number and the fund name on
- For IRAs use the UNIVERSAL IRA APPLICATION.                           your check.

- Make your check payable to Credit Suisse Funds.                     - Mail to Credit Suisse Funds.

- Write the fund name on the check.                                   - Minimum amount is $100.

- Mail to Credit Suisse Funds.

BY EXCHANGE

- Call our Shareholder Service Center to request an exchange from     - Call our Shareholder Service Center to request an
  another Credit Suisse Fund. Be sure to read the current               exchange from another Credit Suisse Fund.
  PROSPECTUS for the new fund. Also please observe the minimum
  initial investment.                                                 - Minimum amount is $250.

- If you do not have telephone privileges, mail or fax a              - If you do not have telephone privileges, mail or fax a
  letter of instruction signed by all shareholders.                     letter of instruction signed by all shareholders.

BY WIRE

- Complete and sign the NEW ACCOUNT APPLICATION.                      - Call our Shareholder Service Center by 4 p.m. ET to
                                                                        inform us of the incoming wire. Please be sure to
- Call our Shareholder Service Center and fax the                       specify your name, the account number and the fund
  signed NEW ACCOUNT APPLICATION by 4 p.m. ET.                           name on your wire advice.

- The Shareholder Service Center will telephone you with your         - Wire the money for receipt that day.
  account number. Please be sure to specify your name, the account
  number and the fund name on your wire advice.                       - Minimum amount is $500.

- Wire your initial investment for receipt that day.

- Mail the original, signed application to Credit Suisse
  Funds.

This method is not available for IRAs.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

- Cannot be used to open an account.
                                                                      - Call our Shareholder Service Center to request an
                                                                        ACH transfer from your bank.

                                                                      - Your purchase will be effective at the next NAV
                                                                        calculated after we receive your order in proper
                                                                        form.

                                                                      - Minimum amount is $50.

                                                                      - Requires ACH on Demand privileges.

                                  800-927-2874
                      MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

SELLING SOME OR ALL OF YOUR SHARES                                    CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:                       - Accounts of any type.

- your name(s) and signature(s)                                       - Sales of any amount.

- the fund name and account number                                    For IRAs please use the IRA DISTRIBUTION REQUEST
                                                                      FORM.
- the dollar amount you want to sell

- how to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Funds.

If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).

BY EXCHANGE

- Call our Shareholder Service Center to request an                   - Accounts with telephone privileges.
  exchange into another Credit Suisse Fund. Be sure
  to read the current PROSPECTUS for the new fund.                    If you do not have telephone privileges, mail or fax a
  Also please observe the minimum initial investment.                 letter of instruction to exchange shares.

BY PHONE

Call our Shareholder Service Center to request a                      - Non-IRA accounts with telephone privileges.
redemption. You can receive the proceeds as:

- a check mailed to the address of record ($100 minimum)

- an ACH transfer to your bank ($50 minimum)

- a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.

BY WIRE OR ACH TRANSFER

- Complete the "Wire Instructions" or "ACH on                         - Non-IRA accounts with wire-redemption or ACH on
  Demand" section of your NEW ACCOUNT APPLICATION.                      Demand privileges.

- For federal-funds wires, proceeds will be wired on                  - Requests by phone or mail.
  the next business day. For ACH transfers, proceeds
  will be delivered within two business days.

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE:
www.csam-americas.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

-     SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

 -  accounts whose address of record has been changed within the past 30 days

 -  redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

-     RECENTLY PURCHASED SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

-     LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

    Regular account:             $ 2,000
    IRAs:                        $   250
    Transfers/Gifts to Minors:   $   250

    The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                      MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

-     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

    For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

-     STATEMENTS AND REPORTS

    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

-     RETIREMENT PLANS

    Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 -  Traditional IRAs

 -  Roth IRAs

 -  Spousal IRAs

 -  Rollover IRAs

 -  SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

-    TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

-    ACCOUNT CHANGES

    Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

-     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

    If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

-     SPECIAL SITUATIONS

    The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee

 - make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
    it)

                                  800-927-2874
                      MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION

-     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 -  making the fund available to you

 -  account servicing and maintenance

 -  other administrative services related to sale of the Common Class shares

    The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services.

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                                       33

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                                       34

                              FOR MORE INFORMATION

    More information about this fund is available free upon request, including the following:

-     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

-     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the fund is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:
   www.csam-americas.com

SEC FILE NUMBERS:
Credit Suisse Opportunity Funds                                       811-9054
  Credit Suisse High Income Fund

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.csam-americas.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSHIF-1-0803

                       STATEMENT OF ADDITIONAL INFORMATION

                               AUGUST 22, 2003


                         CREDIT SUISSE HIGH INCOME FUND


          This STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse High Income Fund (the "Fund") that supplements information contained in the PROSPECTUS for the Class A, Class B and Class C Shares shares of the Fund, dated February 28, 2003, and the Prospectus for the Common Class Shares of the Fund, dated August 22, 2003, each as amended or supplemented from time to time (the "PROSPECTUS").

          The Fund's audited ANNUAL REPORT, dated October 31, 2002, and unaudited SEMI-ANNUAL REPORT, dated April 30, 2003, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and should be read in conjunction with the PROSPECTUS. Copies of the PROSPECTUS, the ANNUAL REPORT and unaudited SEMI-ANNUAL REPORT can be obtained by writing or telephoning:

                   CLASS A, CLASS B, CLASS C AND COMMON SHARES

                               Credit Suisse Funds
                                 P.O. Box 55030
                              Boston, MA 02205-5030
                                  800-927-2874

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
INVESTMENT OBJECTIVES AND POLICIES                                                        1
     U.S. Government Securities                                                           1
     Below Investment Grade Securities                                                    2
     Distressed Securities                                                                3
     Non-U.S. Securities                                                                  3
     Repurchase Agreements                                                                3
     Reverse Repurchase Agreements                                                        4
     Short Sales                                                                          4
     Lending of Portfolio Securities                                                      5
     When-Issued Securities and Delayed-Delivery Transactions                             6
     Temporary Defensive Strategies                                                       7
     Borrowing                                                                            7
     Non-Diversified Status                                                               7
     Non-Publicly Traded and Illiquid Securities                                          7
INVESTMENT RESTRICTIONS                                                                   9
PORTFOLIO VALUATION ORTFOLIO TRANSACTIONS ORTFOLIO TURNOVER                              10
MANAGEMENT OF THE FUND                                                                   13
     Officers and Board of Trustees                                                      13
     Committees and Meetings of Trustees                                                 23
     Trustees' Total Compensation for Fiscal Year Ended October 31, 2002                 24
     Advisory Agreements dvisory Fees Paid to CSAM or to CSAM's Predecessor, DLJAM       25
     Board Approval of Advisory Agreements                                               27
     Administration Agreements                                                           28
     Code of Ethics ustodian and Transfer Agent                                          29
     Distribution and Shareholder Servicing                                              31
     Organization of the Fund                                                            35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                           36
     Redemptions                                                                         39
EXCHANGE PRIVILEGE                                                                       41
ADDITIONAL INFORMATION CONCERNING TAXES                                                  42
     The Fund and Its Investments                                                        42
DETERMINATION OF PERFORMANCE                                                             47
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                      54
MISCELLANEOUS                                                                            55
FINANCIAL STATEMENTS                                                                     56

EXHIBIT A                                                                               E-1

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                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of the Fund's investment objective and policies in the PROSPECTUS. There are no assurances that the Fund will achieve its investment objectives. The Fund is an open-end management investment company.

          The investment objective of the Fund is to seek a high level of current income, and its secondary investment objective is capital appreciation. The Fund's investment objective is non-fundamental, which means it may be changed by the Board of Trustees without shareholder approval. The Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes, in fixed-income securities, which at the time of purchase are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investments adviser to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust to become effective upon 60 days' notice to shareholders of the Fund prior to any such change.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          BELOW INVESTMENT GRADE SECURITIES. The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities. Investment in such securities involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

          See the Appendix for a further description of securities ratings.

          DISTRESSED SECURITIES. As a component of the Fund's investment in "junk bonds," the Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

          NON-U.S. SECURITIES. The Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

          As a result of these potential risks, the Fund's adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

          REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          SHORT SALES. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX." The Fund may enter into short sales "against the box" to a limited extent. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets (including the loan collateral) taken at value. The Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

          WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will not enter into a "when-issued or delayed-delivery" transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the

Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          TEMPORARY DEFENSIVE STRATEGIES. The Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed-income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

          BORROWING. The Fund may borrow to the extent permitted by the 1940 Act. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for U.S. federal income tax purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and
(ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

          An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to the Fund's limit on the purchase of illiquid securities that Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

                             INVESTMENT RESTRICTIONS

          The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Except as set forth in the PROSPECTUS and this STATEMENT OF ADDITIONAL INFORMATION, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          These fundamental restrictions provide that the Fund may not:

          1. Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

          4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

          6. Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

          7.   Borrow money, except to the extent permitted under the 1940 Act.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund. In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of the Fund.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities. For the 2002, 2001 and 2000 fiscal years, the Fund did not pay any brokerage commissions.

          CSAM will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to CSAM's own research program. For the fiscal year ended October 31, 2002, the Fund did not direct brokerage transactions to brokers or dealers who provided research or other services.

          All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of October 31, 2002, the Fund held the following securities of its regular brokers or dealers:

        NAME OF SECURITIES                    AGGREGATE VALUE OF THE HOLDINGS
        ------------------                    -------------------------------
State Street Bank and Trust Company Euro
Time Deposit                                          $    1,392,000

                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended October 31, 2002, the Fund's portfolio turnover rate was 86%. For the fiscal year ended October 31, 2001, the Fund's portfolio turnover rate was 41%.

                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF TRUSTEES

          The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and dates of birth of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                  INFORMATION CONCERNING TRUSTEES AND OFFICERS

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                   TERM OF                                         IN FUND
                                                   OFFICE(1)                                       COMPLEX
                                    POSITION(S)    AND LENGTH  PRINCIPAL                           OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF           HELD WITH      OF TIME     OCCUPATION(S) DURING                BY            DIRECTORSHIPS
BIRTH                               FUND           SERVED      PAST FIVE YEARS                     TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Richard H. Francis                  Trustee        Since 2001  Currently retired; Executive Vice   54
c/o Credit Suisse Asset                                        President and Chief Financial
Management, LLC                                                Officer of Pan Am Corporation and
466 Lexington Avenue                                           Pan American World Airways, Inc.
New York, NY  10017-3140                                       from 1988 to 1991
Date of Birth: 4/23/32

Jack W. Fritz                       Trustee        Since 2001  Private investor; Consultant and    53            Director of Advo,
2425 North Fish Creek Road                                     Director of Fritz Broadcasting,                   Inc. (direct mail
P.O. Box 1287                                                  Inc. and Fritz Communications                     advertising)
Wilson, Wyoming 83014                                          (developers and operators of radio
Date of Birth: 4/22/27                                         stations) since 1987

----------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                  Trustee        Since 2001  Dean of Yale School of Management    53            Director of Aetna,
Box 208200                                                    and William S. Beinecke Professor                  Inc.; Director of
New Haven, Connecticut                                        in the Practice of International                   Calpine Energy
06520-8200                                                    Trade and Finance; Undersecretary                  Corporation;
Date of Birth: 10/29/46                                       of Commerce for International Trade                Director of CarMax
                                                              from November 1993 to October 1995;                Group (used car
                                                              Professor at Columbia University                   dealers)
                                                              from September 1992 to November
                                                              1993

Peter F. Krogh                     Trustee        Since 2001  Dean Emeritus and Distinguished      53            Director of
301 ICC                                                       Professor of International Affairs                 Carlisle  Companies
Georgetown University                                         at the Edmund A. Walsh School of                   Incorporated
Washington, DC 20057                                          Foreign Service, Georgetown                        (diversified
Date of Birth: 2/11/37                                        University; Moderator of PBS                       manufacturing
                                                              foreign affairs television series                  company); Member of
                                                                                                                 Selection Committee
                                                                                                                 for Truman Scholars
                                                                                                                 and Henry Luce
                                                                                                                 Scholars; Senior
                                                                                                                 Associate of Center
                                                                                                                 for Strategic and

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 International
                                                                                                                 Studies; Trustee of
                                                                                                                 numerous world
                                                                                                                 affairs
                                                                                                                 organizations

James S. Pasman, Jr.               Trustee        Since 2001  Currently retired; President and     55            Director of
c/o Credit Suisse Asset                                       Chief Operating Officer of National                Education
Management, LLC                                               InterGroup, Inc. (holding company)                 Management Corp.
466 Lexington Avenue                                          from April 1989 to March 1991;
New York, NY  10017-3140                                      Chairman of Permian Oil Co. from
Date of Birth: 12/20/30                                       April 1989 to March 1991

Steven N. Rappaport                Trustee        Since 2001  Partner of Lehigh Court, LLC and RZ  54
Lehigh Court LLC                                              Capital (private investment firms)
40 East 52nd Street,                                          since July 2002; Consultant to
New York, New York 10022                                      SunGuard Securities Finance, Inc.
Date of Birth: 7/10/48                                        from February 2002 to July 2002;
                                                              President of SunGard Securities
                                                              Finance, Inc., from 2001 to July
                                                              2002; President of Loanet, Inc.
                                                              (on-line accounting

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              service) from 1995 to 2001;
                                                              Director, President, North American
                                                              Operations, and former Executive
                                                              Vice President from 1992 to 1993 of
                                                              Worldwide Operations of Metallurg
                                                              Inc. (manufacturer of specialty
                                                              metals and alloys); Executive Vice
                                                              President, Telerate, Inc. (provider
                                                              of real-time information to the
                                                              capital markets) from 1987 to 1992;
                                                              Partner in the law firm of Hartman
                                                              & Craven until 1987

INTERESTED TRUSTEES

Joseph D. Gallagher(2)             Trustee        2003        Managing Director and Chief          60            None
Credit Suisse Asset                                           Executive Officer of CSAM since
Management, LLC                                               2003; Chief Executive Officer
466 Lexington Avenue
New York, New York
10017-3140

----------
(2) Mr. Gallagher is a trustee who is an "interested person" of the funds as defined in the 1940 Act, because he is an officer of CSAM.

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth: 12/14/62                                       and Director of Credit Suisse Asset
                                                              Management Limited, London,
                                                              England, from June 2000 to 2003;
                                                              Director of Credit Suisse Asset
                                                              Management Funds (UK) Limited,
                                                              London, England, from June 2000 to
                                                              2003; Managing Director, head-Asian
                                                              Corporate Finance and M&A's, Credit
                                                              Suisse First Boston, Hong Kong,
                                                              China, from January 1998 to May
                                                              1999; and Director, Head-Asian
                                                              Corporate Finance, Credit Suisse
                                                              First Boston, Hong Kong, China from
                                                              October 1993 to December 1997

William W. Priest(3)               Trustee        Since 2001  Co-Managing Partner, Steinberg       60
Steinberg Priest & Sloane

----------
(3) Mr. Priest is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Capital Management                                            Priest & Sloane Capital Management
12 East 49th Street                                           since March 2001; Chairman and
12th Floor                                                    Managing Director of CSAM from 2000
New York, New York 10017                                      to February 2001, Chief Executive
Date of Birth: 9/24/41                                        Officer and Managing Director of
                                                              CSAM from 1990 to 2000

OFFICERS

Joseph D. Gallagher                Chief          Since 2003  Managing Director and Chief          --            --
Credit Suisse Asset                Executive                  Executive Officer of CSAM since
Management, LLC                    Officer and                2003; Chief Executive Officer and
466 Lexington Avenue               President                  Director of Credit Suisse Asset
New York, New York                                            Management Limited, London,
10017-3140                                                    England, from June 2000 to 2003;
                                                              Director of Credit Suisse Asset
Date of Birth 12/14/62                                        Management Funds (UK) Limited,
                                                              London, England, from June 2000 to
                                                              2003; Managing Director, Head-Asian
                                                              Corporate

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              Finance and M&A's, Credit Suisse
                                                              First Boston, Hong Kong, China,
                                                              from January 1998 to May 1999; and
                                                              Director, Head-Asian Corporate
                                                              Finance, Credit Suisse First
                                                              Boston, Hong Kong, China, from
                                                              October 1993 to December 1997.

Hal Liebes, Esq.                   Vice           Since 2001  Managing Director and Global         --            --
Credit Suisse Asset                President                  General Counsel of CSAM; Associated
Management, LLC                    and Secretary              with CSAM since 1997; Officer of
466 Lexington Avenue                                          other Credit Suisse Funds.
New York, New York 10017-3140
Date of Birth: 7/6/64

Michael A. Pignataro               Treasurer      Since 2001  Director and Director of Fund        --            --
Credit Suisse Asset                and Chief                  Administration of CSAM; Associated
Management, LLC                    Financial                  with CSAM since 1984; Officer of
466 Lexington Avenue               Officer                    other Credit Suisse Funds.
New York, New York 10017-3140
Date of Birth: 11/15/59

Gregory N. Bressler, Esq.          Assistant      Since 2001  Director and Deputy General          --            --
Credit Suisse Asset                Secretary                  Counsel; Associated with
Management, LLC
466 Lexington Avenue

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              CSAM since January 2000; Associated
New York, New York 10017-3140                                 with the law firm of Swidler Berlin
Date of Birth: 11/17/66                                       Shereff Friedman LLP from 1996 to
                                                              2000; Officer of other Credit
                                                              Suisse Funds.

Rocco A. DelGuercio                Assistant      Since 2001  Vice President and Administrative    --            --
Credit Suisse Asset                Treasurer                  Officer of CSAM; Associated with
Management, LLC                                               CSAM since 1996; Officer of other
466 Lexington Avenue                                          Credit Suisse Funds.
New York, New York 10017-3140
Date of Birth: 4/28/63

Joseph Parascondola                Assistant      Since 2001  Assistant Vice President - Fund      --            --
Credit Suisse Asset                Treasurer                  Administration of CSAM since April
Management, LLC                                               2000; Assistant Vice President,
466 Lexington Avenue                                          Deutsche Asset Management from
New York, New York 10017-3140                                 January 1999 to April 2000;
Date of Birth: 6/5/63                                         Assistant Vice President, Weiss,
                                                              Peck & Greer LLC from November 1995
                                                              to December 1998; Officer of other
                                                              Credit Suisse Funds.

                                                                                                   NUMBER
                                                                                                   OF
                                                                                                   PORTFOLIOS
                                                  TERM OF                                          IN FUND
                                                  OFFICE(1)                                        COMPLEX
                                   POSITION(S)    AND LENGTH  PRINCIPAL                            OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF          HELD WITH      OF TIME     OCCUPATION(S) DURING                 BY            DIRECTORSHIPS
BIRTH                              FUND           SERVED      PAST FIVE YEARS                      TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                    Assistant      Since 2002  Assistant Vice President of CSAM     --            --
Credit Suisse Asset                Treasurer                  since January 2001; associated with
Management, LLC                                               CSAM since March 1998; Officer of
466 Lexington Avenue                                          other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth: 12/9/65

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2002.

                                                                     AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL
                                                                     REGISTERED INVESTMENT
                                                                     COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                     SECURITIES IN THE FUND*, (1)     INVESTMENT COMPANIES*,(1)
----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Richard H. Francis                  A                                E
Jack W. Fritz                       A                                E
Jeffrey E. Garten                   A                                A
Peter F. Krogh                      A                                D
James S. Pasman, Jr.                A                                C
Steven N. Rappaport                 A                                D

INTERESTED TRUSTEES
William W. Priest                   A                                A
Joseph D. Gallagher                 A                                A

----------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

COMMITTEES AND MEETINGS OF TRUSTEES

          The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not

"interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

          In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of the Fund met four times during the fiscal year ended October 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Trustees. The Nominating Committee of the Fund met twice during the fiscal year ended October 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or trustee of the Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receive an annual fee of $750 for each meeting of the Board attended by him for his services as Trustee, and are reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2002

                                                                   NUMBER OF
                                                ALL INVESTMENT   PORTFOLIOS IN
                                                COMPANIES IN     FUND COMPLEX
                                 HIGH INCOME    THE CSAM FUND     OVERSEEN BY
   NAME OF TRUSTEE                   FUND          COMPLEX          TRUSTEE
   ---------------------------------------------------------------------------
   William W. Priest(1)               None             None           60
   Richard H. Francis             $  1,734       $  103,750           54
   Jack W. Fritz                  $  1,484       $   94,374           53
   Jeffrey E. Garten              $  1,484       $   97,500           53
   Peter F. Krogh                 $  1,234       $   99,100           53

                                                                    NUMBER OF
                                                  ALL INVESTMENT  PORTFOLIOS IN
                                                  COMPANIES IN    FUND COMPLEX
                                    HIGH INCOME   THE CSAM FUND    OVERSEEN BY
   NAME OF TRUSTEE                      FUND         COMPLEX         TRUSTEE
   ----------------------------------------------------------------------------
   James S. Pasman, Jr.              $  1,734      $  103,600          55
   Steven N. Rappaport               $  1,809      $  110,545          54
   Joseph D. Gallagher(1)                None            None          60

          (1) Mr. Priest and Mr. Gallagher did not receive any compensation from the Fund during the fiscal year ended October 31, 2002.

          As of July 7, 2003, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding shares.

ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of March 31, 2003, Credit Suisse Asset Management employed 2,079 people worldwide and had global assets under management of approximately $292.3 billion, with $45.9 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          Prior to November 3, 2000, DLJ Asset Management, Inc. ("DLJAM") served as the Fund's investment adviser. On November 3, 2000, Credit Suisse acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ") including its subsidiary, DLJAM, and combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM.

          The Advisory Agreement between the Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's

Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Trustees in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of .70% of average daily net assets less than or equal to $100 million and .50% of average daily net assets greater than $100 million.

          For the fiscal year ended October 31, 2002, CSAM waived its entire advisory fee.

          CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

ADVISORY FEES PAID TO CSAM OR TO CSAM'S PREDECESSOR, DLJAM

          For the past three fiscal years ended October 31, the Fund paid CSAM or CSAM's predecessor DLJAM, advisory fees, and CSAM and DLJAM waived fees and/or, reimbursed expenses of the Fund under the Advisory Agreements as follows:

                                OCTOBER 31, 2002

              FEES PAID
           (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
           ---------------             -------            --------------
               $    0                 $  98,585             $  179,142

                                OCTOBER 31, 2001

              FEES PAID
           (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
           ---------------             -------            --------------
               $    0                 $  93,232             $  76,972

                                OCTOBER 31, 2000

              FEES PAID
           (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
           ---------------             -------            --------------
              $  98,962                  $ 0                $  224,209

BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Trustees of the Fund, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM to the Fund or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Trustees also considered the Fund's performance relative to a selected peer group and appropriate market indices, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. In considering the continuation of the Advisory Agreement, the Board was cognizant of the fact that the fees payable by the Fund under the Advisory Agreement were generally comparable to those of comparable mutual funds. In addition, the Board noted CSAM's historical willingness to waive fees and reimburse expenses to enable the Fund to achieve a competitive return for shareholders, resulting in CSAM's having received reduced fees for the past two years as a result of waivers and reimbursements. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. As stated above, the Board of Trustees of the Fund considered the reasonableness of the fee in light of the advisory services provided, having reviewed the competitive performance of the Fund, and then approved the current advisory fees. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement.
The Independent Trustees were advised by separate independent legal counsel throughout the process.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to the Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10 % of the Fund's average daily net assets.

          For the past two fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

YEAR ENDED OCTOBER 31, 2002

FEES PAID (AFTER WAIVERS)                 WAIVERS             REIMBURSEMENTS
-------------------------                 -------             --------------
$ 14,089                                    $ 0                    $ 0

FEBRUARY 1, 2001 THROUGH OCTOBER 31, 2001

FEES PAID (AFTER WAIVERS)                 WAIVERS             REIMBURSEMENTS
-------------------------                 -------             --------------
$ 9,997                                     $ 0                    $ 0

          State Street became co-administrator to the Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $10,974.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund from February 1, 2001 through June 30, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

                         ANNUAL RATE
                         .07% for the first $150 million in assets
                         .06% for the next $150 million
                         .05% for assets in excess of $300 million

          For the fiscal years ended October 31, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

SEPTEMBER 1, 2001 THROUGH JUNE 30, 2002

FEES PAID (AFTER WAIVERS)                 WAIVERS             REIMBURSEMENTS
--------------------------------------------------------------------------------
$ 11,061                                  $ 6,042             $ 0

FEBRUARY 1, 2001 THROUGH OCTOBER 31, 2001

FEES PAID (AFTER WAIVERS)                 WAIVERS             REIMBURSEMENTS
--------------------------------------------------------------------------------
$ 16,389                                  $ 5,397             $ 0

          The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

CODE OF ETHICS

          The Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for the Fund and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (e) makes periodic reports to the Fund's Board of Trustees concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

DISTRIBUTION AND SHAREHOLDER SERVICING

          CSAMSI is the distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. The Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended October 31, 2002, the Common shares of the Fund paid $3,540.00, pursuant to the Common Shares 12b-1 Plan.

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's Common Shares 12b-1 Plan as follows:

             Advertising                                        $     247

             Printing and mailing prospectuses for              $   2,736
             promotional purposes

             Compensation to broker-dealers                     $      11
             People-related and occupancy                       $     590

             Other                                              $   1,585

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with Common Class shares of the Fund maintained by such Service Organizations and/or the value of assets invested in the Fund ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A, CLASS B AND CLASS C SHARES.

          Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.

          Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to .25%, 1% and 1%, respectively. For the fiscal year ended October 31, 2002, the Fund paid CSAMSI under its 12b-1 Plans as follows:

         CLASS A                    CLASS B                   CLASS C
         -------                    -------                   -------
         $ 19,965                   $ 28,342                  $ 13,570

          Distribution and service fees on Class A, B and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Fund. CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

          The expenses incurred by CSAMSI under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI's employees or employees of the distributor's affiliates for their distribution assistance.

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:

Advertising                         $   4,183

Printing and mailing for            $   6,656
promotional purposes

Compensation to broker-dealers      $   8,018

People-related and occupancy        $   4,117

Other                               $   1,304

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's B Shares 12b-1 Plan as follows:

Advertising                         $     241

Printing and mailing for            $   3,556
promotional purposes

Compensation to broker-dealers      $  31,543

People-related and occupancy        $     649

Other                               $     230

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's C Shares 12b-1 Plan as follows:

*Advertising                        $  37,931

Printing and mailing for            $     457
promotional purposes

Compensation to broker-dealers      $ 151,301

People-related and occupancy        $   1,449

Other                               $     458

          Under the Distribution Agreements, CSAM may make payments to the Distributor from CSAM's own resources, which may include the management fees paid by the Fund. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

ORGANIZATION OF THE FUND

          Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the "Opportunity Funds") was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Its shares are currently divided into four series, the Credit Suisse High Income Fund, the Credit Suisse Municipal Money Fund and the Credit Suisse U.S. Government Money Fund. The Credit Suisse Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

          The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Credit Suisse Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate Credit Suisse Opportunity Fund for satisfaction of claims arising in connection with the affairs of a Credit Suisse Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Credit Suisse Opportunity Funds against all liability in connection with the affairs of the Credit Suisse Opportunity Funds. The Agreement and Declaration of Trust permits each Fund to redeem shares of a class or series held by a shareholder for any reason subject to applicable law, if the Board of Trustees determines that doing so is in the best interest of the Fund. The Agreement and Declaration of Trust also permits the Board of Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval.

          All shares of the Credit Suisse Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Credit Suisse Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

          Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A shares, of the Fund. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

          The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam-americas.com.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class

A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     INITIAL SALES CHARGE -- CLASS A SHARES

                                                               COMMISSION TO
                                   AS A % OF   AS A % OF         FINANCIAL
                                     AMOUNT     OFFERING   REPRESENTATIVE AS A %
AMOUNT PURCHASED                    INVESTED     PRICE       OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    6.10%        5.75%            5.00%
$50,000 to less than $100,000        4.99%        4.75%            4.00%
$100,000 to less than $250,000       3.90%        3.75%            3.00%
$250,000 to less than $500,000       2.56%        2.50%            2.00%
$500,000 to less than $1,000,000     2.04%        2.00%            1.75%
$1,000,000 or more                      0*           0             1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

        - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

        - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

        - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

        - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGE WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Trustees of the Fund, current and former directors or trustees of other investment companies managed by the CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.

          For the fiscal year ended October 31, 2002, CSAMSI received $59,954 on the sale of Class A shares of the Fund, of which CSAMSI retained $5,786. For the fiscal year ended October 31, 2002, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fund. For the fiscal year ended October 31, 2002, CSAMSI received $63,493 and $477 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fund.

REDEMPTIONS

          GENERAL. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (the Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Fund may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO THE FUND'S CLASS B AND CLASS C SHARES ONLY.

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                          CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE OF THE
             YEAR SINCE PURCHASE        LESSER OF DOLLARS INVESTED OR
                PAYMENT MADE                 REDEMPTION PROCEEDS
             -------------------        -----------------------------
             First                                  4.0%

             Second                                 3.0%

             Third                                  2.0%

             Fourth                                 1.0%

             After Fourth                           0.0%

          For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND AND ITS INVESTMENTS

          The Fund intends to continue to qualify to be treated as a regulated investment company ("RIC") each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          The Fund's investment in so-called "section 1256 contracts," if any, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

          FOREIGN INVESTMENTS. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

TAXATION OF U.S. SHAREHOLDERS

          DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

          Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

          Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividends received by the Fund in that taxable year if such qualified dividends account for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" generally means dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividends do not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real property investment trust ("REIT") or another RIC generally are qualified dividends only to the extent the dividend distributions are made out of qualified dividends received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

          We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

          If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

          Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

          BACKUP WITHHOLDING. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          NOTICES. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXES. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.

          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. An investor can look for the Fund's net asset value in THE WALL STREET JOURNAL each business day under the heading "Credit Suisse." Depending on the Fund's size, it may not be eligible to be listed. The Common shares of the Fund are listed under the heading "Credit Suisse Common" and the Class A, Class B and Class C shares are listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS

          Average annual total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

          The Fund may advertise "average annual total return" such returns are computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where:    P = hypothetical initial payment of $1,000;

               T = average annual total return;

               n=number of years; and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          The Fund may advertise its "aggregate total return" such returns are computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                           ---
                            P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B and Class C shares at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

          With respect to the Fund's Class A, Class B and Class C Shares, the Fund's average annual total returns for the indicated periods ended October 31, 2002 were as follows (performance figures calculated without waiver by the Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN
                                 CLASS A SHARES

                                            PERIOD FROM THE
                                            COMMENCEMENT OF
     ONE-YEAR    FIVE-YEAR    TEN-YEAR    OPERATIONS (3/8/99)
    ----------  -----------  ----------  ---------------------
      -5.31%        N/A          N/A             -0.60%

                                 CLASS B SHARES

                                            PERIOD FROM THE
                                            COMMENCEMENT OF
     ONE-YEAR    FIVE-YEAR    TEN-YEAR    OPERATIONS (3/8/99)
    ----------  -----------  ----------  ---------------------
      -4.97%        N/A          N/A             -0.32%

                                 CLASS C SHARES

                                            PERIOD FROM THE
                                            COMMENCEMENT OF
     ONE-YEAR    FIVE-YEAR    TEN-YEAR    OPERATIONS (3/8/99)
    ----------  -----------  ----------  ---------------------
      -2.13%        N/A          N/A             -1.66%

                                  COMMON SHARES

                                            PERIOD FROM THE
                                            COMMENCEMENT OF
     ONE-YEAR    FIVE-YEAR    TEN-YEAR    OPERATIONS (8/1/00)
    ----------  -----------  ----------  ---------------------
      -0.60%        N/A          N/A             -1.17%

          From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

          The Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the second immediately preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          The Fund may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Salomon Smith Barney High Yield Market Index or the Lipper Open-End High Yield Bond Fund Index, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          YIELD

          The Fund may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in the Fund in accordance with the method prescribed by the SEC for mutual funds:

                      YIELD = 2[(a - b +1)(TO THE POWER OF 6) - 1)
                                 -----
                                  cd

Where:       a =    dividends and interest earned by the Fund during the period;

             b =    expenses accrued for the period (net of reimbursements);

             c = average daily number of shares outstanding during the period, entitled to receive dividends; and

             d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          The yield for the Fund's Class A, Class B, Class C and Common shares for the 30-day periods ended October 31, 2002 were as follows:

               CLASS A                  CLASS B                  CLASS C
CLASS A WITH   WITHOUT   CLASS B WITH   WITHOUT   CLASS C WITH   WITHOUT
   WAIVER      WAIVER       WAIVER      WAIVER       WAIVER      WAIVER
------------   -------   ------------   -------   ------------   -------
    9.35%       5.38%        9.04%       4.91%        9.05%       4.68%

   COMMON      COMMON
    CLASS       CLASS
    WITH       WITHOUT
   WAIVER      WAIVER
   ------      -------
    9.82%       5.71%

          AFTER-TAX RETURN

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                    P(1 + T)(TO THE POWER OF n) = ATV(SUB D)

Where:    P    =    a hypothetical initial payment of $1,000.

          T    =    average annual total return (after taxes on distributions).

          n    =    number of years.

                    ATV(SUB D) =   ending value of a hypothetical $1,000
                    investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the Fund's Class A, Class B, Class C and Common shares for the periods ended October 31, 2002 were as follows:

  CLASS         1 YEAR      3 YEAR      5 YEAR      10 YEAR     SINCE INCEPTION
  -----         ------      ------      ------      -------     ---------------
Class A         -8.75%      -5.19%        N/A         N/A           -4.30%

Class B         -8.27%      -4.72%        N/A         N/A           -3.76%

Class C         -5.43%      -4.24%        N/A         N/A           -5.04%

Common          -4.21%        N/A         N/A         N/A           -4.86%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                    P(1 + T)(TO THE POWER OF n) = ATV(SUB DR)

Where:    P           =    a hypothetical initial payment of $1,000.

          T           =    average annual total return (after taxes on
                           distributions and redemption).

          n           =    number of years.

          ATV(SUB DR) =    ending value of a hypothetical $1,000 investment made
                           at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Fund's Class A, Class B, Class C and Common shares for the periods ended October 31, 2002 were as follows:

  CLASS         1 YEAR      3 YEAR      5 YEAR      10 YEAR     SINCE INCEPTION
  -----         ------      ------      ------      -------     ---------------
Class A         -3.19%      -2.88%        N/A         N/A           -2.20%

Class B         -2.98%      -2.57%        N/A         N/A           -1.84%

Class C         -1.24%      -2.23%        N/A         N/A           -2.88%

Common          -0.31%        N/A         N/A         N/A           -2.64%

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal years ended October 31, 2001 and October 31, 2002 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing. The financial statements from the fund's inception through the fiscal year ended October 31, 2000 were audited by the fund's previous accountants.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of July 7, 2003, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                         CLASS A   CLASS B   CLASS C  COMMON CLASS
                                         -------   -------   -------  ------------
Merrill Lynch Pierce                       35.97%    62.24%    62.85%
Fenner & Smith Inc.*
4800 Deer Lake Drive East
Jacksonville, FL 32246-6488

Pershing LLC*                                                            23.28%
P.O. Box 2052
Jersey City, NJ 07303-2052

Madeleine, Thomas & Caroline                                             15.20%
Altmann Trustees
George Altmann Trust
P.O. Box 6055
Alexandria, VA 22306-0055

Charles Schwab & Co. Inc.*                 14.18%
Special Custody Account
for the Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4

State Street Bank & Trust Co. Cust.                                      13.19%
IRA Rollover of Michael Jakes
13084 Via Grimaldi
Del Mar, CA 92014-3728

Michael Jakes & Nikki Winston Trustees                                    9.28%
FBO Jakes/Winston 2001 Trust
13084 Via Grimaldi
Del Mar, CA 92014-3728

Pershing LLC*                               5.59%
P.O. Box 252
Jersey City, NJ 07303-2052

Northern Trust Co. Trustees                                               5.25%
FBO Price Ministry Enhancement Fund
A/C # 22-07618
801 S. Canal
P.O. Box 92956
Chicago, IL 60675-2956

* The Fund believes that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS

          The Fund's audited annual report, dated October 31, 2002, and unaudited SEMI-ANNUAL REPORT, dated April 30, 2003, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein. The Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Fund at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

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          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

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          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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